As filed with the Securities and Exchange Commission on December 22, 2011

Registration No. 333-178524

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ACADIA HEALTHCARE COMPANY, INC.*

(Exact Name of Each Registrant as Specified in Its Charter)

Delaware	8093	45-2492228
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

830 Crescent Centre Drive, Suite 610

Franklin, Tennessee 37067

(615) 861-6000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Christopher L. Howard

Executive Vice President, General Counsel and Secretary

Acadia Healthcare Company, Inc.

830 Crescent Centre Drive, Suite 610

Franklin, Tennessee 37067

(615) 861-6000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copy to:

Richard W. Porter, P.C.

Elisabeth M. Martin

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

(312) 862-2000

* The co-registrants listed on the next page are also included in this Form S-4 registration statement as additional registrants.

Approximate Date of Commencement of Proposed Sale to the Public: As soon as reasonably practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Securities Exchange Act of 1934 (Check One):

Large accelerated filer: ☐	Accelerated filer:	☐
Non-accelerated filer (Do not check if a smaller reporting company): ☐	Smaller reporting company:	☒

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer):  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer):  ☐

THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrants*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Acadia Abilene, LLC	DE	8093	20-8041863
Acadia Hospital of Lafayette, LLC	DE	8093	20-4765040
Acadia Hospital of Longview, LLC	DE	8093	20-4764998
Acadia Louisiana, LLC	DE	8093	26-4178782
Acadia Management Company, Inc.	DE	8093	20-3879717
Acadia Merger Sub, LLC	DE	8093	45-2352463
Acadia RiverWoods, LLC	DE	8093	26-2700697
Acadia Village, LLC	DE	8093	27-0788813
Acadia - YFCS Holdings, Inc.	DE	8093	27-5289083
Ascent Acquisition Corporation	AR	8093	20-5189115
Ascent Acquisition Corporation - CYPDC	AR	8093	20-5099744
Ascent Acquisition Corporation - PSC	AR	8093	20-5099728
Behavioral Health Online, Inc.	MA	8093	04-3456003
Child & Youth Pediatric Day Clinics, Inc.	AR	8093	62-1696477
Childrens Medical Transportation Services, LLC	AR	8093	40-0002231
Detroit Behavioral Institute, Inc.	MA	8093	13-4265013
Habilitation Center, Inc.	AR	8093	74-2474097
Kids Behavioral Health of Montana, Inc.	MT	8093	62-1681724
Lakeland Hospital Acquisition Corporation	GA	8093	58-2291915
Lakeview Behavioral Health System LLC	DE	8093	27-3047619
Med Properties, Inc.	AR	8093	71-0773279
Meducare Transport, L.L.C.	AR	8093	71-0820296
Memorial Hospital Acquisition Corporation	NM	8093	03-0439201
Millcreek Management Corporation	GA	8093	58-2313790
Millcreek School of Arkansas, Inc.	AR	8093	74-2474098
Millcreek Schools Inc.	MS	8093	64-0653443
North Point - Pioneer, Inc.	MA	8093	04-3317934
Options Community Based Services, Inc.	IN	8093	26-0509223
Options Treatment Center Acquisition Corporation	IN	8093	03-0512678
Pediatric Specialty Care Properties, LLC	AR	8093	71-0830663
Pediatric Specialty Care, Inc.	AR	8093	71-0773280
PHC MeadowWood, Inc.	DE	8093	45-1343206
PHC of Michigan, Inc.	MA	8093	04-3232990
PHC of Nevada, Inc.	MA	8093	04-3290453
PHC of Utah, Inc.	MA	8093	87-0401574
PHC of Virginia, Inc.	MA	8093	04-2901824
Psychiatric Resource Partners, Inc.	DE	8093	37-1647527
PsychSolutions Acquisition Corporation	FL	8093	01-0857190
PsychSolutions, Inc.	FL	8093	65-0428340
Rebound Behavioral Health, LLC	SC	8093	30-0701952
Rehabilitation Centers, Inc.	MS	8093	64-0568382
Renaissance Recovery, Inc.	MA	8093	27-3350807
Resolute Acquisition Corporation	IN	8093	03-0512672
Resource Community Based Services, Inc.	IN	8093	26-0508652
RTC Resource Acquisition Corporation	IN	8093	03-0512675
Seven Hills Hospital, Inc.	DE	8093	51-0578850
Southwestern Children’s Health Services, Inc.	AZ	8093	86-0768811
Southwood Psychiatric Hospital, Inc.	PA	8093	25-1414990
Success Acquisition Corporation	IN	8093	03-0512680
Suncoast Behavioral, LLC	DE	8093	80-0731400
Wellplace, Inc.	MA	8093	13-4265014
YFCS Holdings - Georgia, Inc.	GA	8093	52-2052380
YFCS Management, Inc.	GA	8093	58-2281069
Youth and Family Centered Services of Florida, Inc.	FL	8093	52-1955335
Youth and Family Centered Services of New Mexico, Inc.	NM	8093	74-2753620
Youth and Family Centered Services, Inc.	GA	8093	58-2281089

*	Address and telephone numbers of principal executive offices are the same as those of Acadia Healthcare Company, Inc.

Explanatory Note

This Amendment No. 1 to the Registrants’ Registration Statement on Form S-4 (Commission File No. 333-178524) is being filed solely for the purpose of filing Exhibit 5.1 thereto, and no changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

Registrants incorporated or organized under the laws of the State of Delaware

Acadia Healthcare Company, Inc. and the following registrants are corporations incorporated in the State of Delaware: Acadia - YFCS Holdings, Inc., Acadia Management Company, Inc., PHC MeadowWood, Inc., Psychiatric Resource Partners, Inc. and Seven Hills Hospital, Inc.

Section 102 of the Delaware General Corporation Law (“DGCL”), as amended, allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware law or obtained an improper personal benefit.

Section 145 of the DGCL provides, among other things, that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, agent or employee of the corporation or is or was serving at the corporation’s request as a director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. The power to indemnify applies (i) if such person is successful on the merits or otherwise in defense of any action, suit or proceeding or (ii) if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense expenses (including attorneys’ fees) actually and reasonably incurred and not to any satisfaction of judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of liability to the corporation, unless the court believes that in light of all the circumstances indemnification should apply.

Section 174 of the DGCL provides, among other things, that a director, who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, will be held liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered in the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

The certificate of incorporation of Acadia Healthcare Company, Inc. provides that, to the fullest extent permitted by Delaware law, the directors of Acadia Healthcare Company, Inc. shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to Acadia Healthcare Company, Inc. and its stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to Acadia Healthcare Company, Inc. or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

The bylaws of Acadia Healthcare Company, Inc. provide that Acadia Healthcare Company, Inc. must indemnify its directors and officers to the fullest extent permitted by Delaware law and require Acadia Healthcare Company, Inc. to advance litigation expenses upon receipt of an undertaking by a director or officer to repay such advances if it is ultimately determined that such director or officer is not entitled to indemnification. The indemnification provisions contained in the bylaws of Acadia Healthcare Company, Inc. are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise.

In addition, Acadia Healthcare Company, Inc. has entered into employment agreements with certain of its directors and officers, which provide indemnification in addition to the indemnification provided for in the certificate of incorporation and bylaws. These employment agreements, among other things, indemnify some of its directors and officers for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by such person in any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in such director’s or officer’s capacity.

The certificates of incorporation of Acadia Management Company, Inc. and Psychiatric Resource Partners, Inc. provide that, to the fullest extent permitted by Delaware law, the directors of those registrants shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to the registrants and their stockholders. The certificate of incorporation of Psychiatric Resource Partners, Inc. also provides that such registrant must indemnify its directors and officers to the fullest extent permitted by Delaware law and requires such registrant to advance litigation expenses.

The bylaws of Acadia Management Company, Inc., Acadia - YFCS Holdings, Inc. and Psychiatric Resource Partners, Inc. provide that, in effect, those registrants must indemnify their directors and officers to the fullest extent permitted by Delaware law and under the circumstances permitted by Section 145 of the DGCL and require such registrants to advance litigation expenses.

The following registrants are limited liability companies formed under the laws of the State of Delaware: Acadia Abilene, LLC, Acadia Hospital of Lafayette, LLC, Acadia Hospital of Longview, LLC, Acadia Louisiana, LLC, Acadia Merger Sub, LLC, Acadia RiverWoods, LLC, Acadia Village, LLC, Lakeview Behavioral Health System LLC and Suncoast Behavioral, LLC.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The limited liability company agreements of Acadia Abilene, LLC, Acadia Hospital of Lafayette, LLC, Acadia Hospital of Longview, LLC, Acadia Louisiana, LLC, Acadia RiverWoods, LLC, Acadia Village, LLC and Lakeview Behavioral Health System LLC provide that such registrants shall indemnify each manager, member or officer to the fullest extent permitted by Delaware law, including indemnification for negligence, gross negligence and breach of fiduciary duty to the extent so authorized. The operating agreement of Suncoast Behavioral, LLC provides that its member shall not have any personal liability for any obligations or liabilities of the company and that the company shall indemnify any officer against expenses (including reasonable attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such officer in connection with an action, suit or proceeding in which he or she is involved by reason of the fact that he or she is or was an officer of the company.

Registrant incorporated under the laws of the State of Arizona

Southwestern Children’s Health Services, Inc. is a corporation incorporated under the laws of the State of Arizona.

Section 10-851 of the Arizona Revised Statutes (“ARS”) permits a corporation to indemnify an individual made a party to a proceeding because the individual is or was a director, against liability incurred in the proceeding if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful. Section 10-851 of the ARS also permits a corporation to indemnify a director made a party to a proceeding because the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation pursuant to Section 10-202, subsection B, paragraph 2 of the ARS. A corporation may not indemnify a director under Section 10-851 of the ARS either (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (ii) in connection with any other proceeding charging improper financial benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that financial benefit was improperly received by the director. Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Unless limited by its articles of incorporation, Section 10-852 of the ARS requires an Arizona corporation to indemnify a director who has prevailed, on the merits or otherwise, in defending any proceeding brought against the director because such person is or was a director of the corporation. The corporation must indemnify the director for reasonable expenses.

Section 10-856 of the ARS provides that an Arizona corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because the individual is or was an officer of the corporation to the same extent as a director or, for officers who are not directors, to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors or contract except for (i) liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (ii) liability arising out of conduct that constitutes (a) receipt by the officer of a financial benefit to which the officer is not entitled, (b) an intentional infliction of harm on the corporation or its shareholder or (c) an intentional violation of criminal law.

The articles of incorporation of Southwestern Children’s Health Services, Inc. provide that a director of such registrant shall not be liable to the corporation or its shareholders for monetary damages for any action taken, or for any failure to take any action, as a director, except liability arising out of (i) any appropriation, in violation of the director’s duties, of any business opportunity of the corporation, (ii) acts or omissions that involve intentional misconduct or a knowing violation of the law, (iii) voting for or assenting to an unlawful distribution in violation of Arizona law or (iv) any transaction from which the director received an improper personal benefit. In addition, the bylaws of Southwestern Children’s Health Services, Inc. provide that, subject to any limitations under Arizona law, the registrant shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Registrants incorporated or organized under the laws of the State of Arkansas

The following registrants are corporations incorporated in the State of Arkansas: Ascent Acquisition Corporation, Ascent Acquisition Corporation - CYPDC, Ascent Acquisition Corporation - PSC, Child & Youth Pediatric Day Clinics, Inc., Habilitation Center, Inc., Med Properties, Inc., Millcreek School of Arkansas, Inc. and Pediatric Specialty Care, Inc.

Section 4-27-202 of the Arkansas Business Corporation Act (“ABCA”) allows a corporation to eliminate or limit the personal liability of the directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, voted for or assented to an unlawful distribution in violation of Arkansas law or obtained an improper personal benefit. The corporation may not eliminate or limit the personal liability of a director for any action, omission, transaction or breach of the director’s duty creating any third-party liability to any person or entity other than the corporation or its stockholders.

Section 4-27-850 of the ABCA provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. The power to indemnify applies (i) if such person is successful on the merits or otherwise in defense of any action, suit or proceeding or (ii) if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense expenses (including attorneys’ fees) actually and reasonably incurred, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of liability to the corporation, unless the court believes that in light of all the circumstances indemnification should apply.

Section 4-27-850(c) of the ABCA provides that, to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her.

Section 4-27-850(e) of the ABCA provides that expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized under Arkansas law.

The articles of incorporation of Ascent Acquisition Corporation, Ascent Acquisition Corporation - CYPDC and Ascent Acquisition Corporation - PSC provide that, to the fullest extent permitted by Arkansas law, the directors of those registrants shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to the registrants and their stockholders. The certificates of incorporation of those registrants also provide that those registrants must indemnify their directors and officers to the fullest extent permitted by Arkansas law and under the circumstances permitted by Section 4-27-850 of the ABCA.

The bylaws of Ascent Acquisition Corporation, Ascent Acquisition Corporation - CYPDC, Ascent Acquisition Corporation - PSC, Child & Youth Pediatric Day Clinics, Inc., Med Properties, Inc. and Pediatric Specialty Care, Inc. provide that those registrants must indemnify their directors and officers to the fullest extent permitted by Arkansas law and under the circumstances permitted by Section 4-27-850 of the ABCA and require such registrants to advance litigation expenses. The bylaws of Habilitation Center, Inc. and Millcreek School of Arkansas, Inc. provide that, subject to any limitations under Arkansas law, the corporation shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

The following registrants are limited liability companies formed under the laws of the State of Arkansas: Childrens Medical Transportation Services, LLC, Meducare Transport, L.L.C. and Pediatric Specialty Care Properties, LLC.

Section 4-32-404 of the Small Business Entity Tax Pass Through Act provides that a limited liability company may (i) eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Section 4-32-402 and (ii) provide for indemnification of a member or manager for judgments, settlements, penalties, fines or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

The operating agreements of the limited liability companies formed under the laws of Arkansas provide that no member shall be liable as such for any liabilities or other obligations of the companies and that the companies shall indemnify members from and against all claims, liabilities, obligations, costs and expenses (including reasonable attorneys’ fees) to the extent resulting from the good faith performance by such members of their duties and services for and on behalf of the companies and not from acts or omissions that constitute breach of the operating agreements or are attributable to gross negligence or willful misconduct.

Registrants incorporated under the laws of the State of Florida

The following registrants are corporations incorporated in the State of Florida: PsychSolutions Acquisition Corporation, PsychSolutions, Inc. and Youth and Family Centered Services of Florida, Inc.

Section 607.0831 of the Florida Business Corporation Act (“FBCA”) provides, among other things, that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (i) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, (iii) a circumstance in which the director voted for or assented to an unlawful distribution under Florida law, (iv) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholder, or (v) recklessness or an act or omission in bad faith or with malicious purpose or with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than the company or its stockholders.

Section 607.0850 of the FBCA authorizes, among other things, a corporation to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense expenses and amounts paid in settlement actually and reasonably incurred, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of liability to the corporation, unless the court believes that in view of all the circumstances indemnification should apply. To the extent that a director, officer or employee has been successful on the merits or otherwise in the defense of any proceeding, Section 607.0850 of the FBCA requires that he or she be indemnified for actual and reasonable expenses (including attorneys’ fees) incurred. Such expenses may be paid in advance before the final disposition of the proceeding, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

The certificate of incorporation of PsychSolutions, Inc. provides that such registrant shall indemnify its directors, officers and employees against any liability resulting from any claim, action, suit or proceeding in which he or she is involved by reason of his or her being or having been a director, officer or employee, provided that such director, officer or employee shall be liable for his own gross negligence or willful misconduct in the performance of his or her duty. Defense expenses (including attorneys’ fees) may be paid in advance of the final disposition of such a proceeding.

The bylaws of PsychSolutions Acquisition Corporation and PsychSolutions, Inc. provide that such registrants shall indemnify their current or former directors and officers to the fullest extent permitted by Florida law and under the circumstances permitted by Section 607.0850 of the FBCA. The bylaws of PsychSolutions, Inc. also require such registrant to advance litigation expenses to its directors. The bylaws of Youth and Family Centered Services of Florida, Inc. provide that, subject to any limitations under Florida law, the corporation shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation, and (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Registrants incorporated under the laws of the State of Georgia

The following registrants are corporations incorporated in the State of Georgia: Lakeland Hospital Acquisition Corporation, Millcreek Management Corporation, YFCS Holdings - Georgia, Inc., YFCS Management, Inc. and Youth and Family Centered Services, Inc.

Section 14-2-851(a) of the Georgia Business Corporation Code (“GBCC”) provides that a corporation may indemnify a former or current director made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Section 14-2-851(d) of the GBCC provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation, unless the director’s incurred expenses are reasonable and it is determined that the director has met the relevant standard of conduct. Furthermore, a corporation may not indemnify a director in connection with any proceeding with respect to conduct for which he or she was adjudged liable due to his or her receipt of an improper personal benefit.

Section 14-2-852 of the GBCC provides that to the extent that a director is wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a director of the corporation, the corporation must indemnify him or her against reasonable expenses.

Section 14-2-857 of the GBCC provides that, subject to certain limitations, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because he or she is an officer of the corporation, to the same extent as a director, and if he or she is not a director, to such further extent as may be provided in the corporation’s articles of incorporation, bylaws, action of its board of directors or contract, subject to certain limitations.

The articles of incorporation of the registrants incorporated in Georgia provide that the directors of those registrants shall not be liable to the registrants or their shareholders for monetary damages for any action taken, or failure to take any action, as a director, except liability for (i) any appropriation, in violation of such director’s duties, of any business opportunity of the corporation, (ii) acts or omissions involving intentional misconduct or a knowing violation of law, (iii) any unlawful distribution or (iv) any transaction from which the director received an improper personal benefit.

The bylaws of Lakeland Hospital Acquisition Corporation, Millcreek Management Corporation, YFCS Holdings - Georgia, Inc. and YFCS Management, Inc. provide that those registrants must indemnify their directors under the circumstances permitted by Section 14-2-851 of the GBCC. The bylaws of Youth and Family Centered Services, Inc. provide that each director shall be indemnified to the fullest extent authorized by the GBCC and that each non-director employee, including officers who are not directors, may be indemnified in the discretion of the board of directors to the fullest extent authorized by the GBCC.

Registrants incorporated under the laws of the State of Indiana

The following registrants are corporations incorporated in the State of Indiana: Options Community Based Services, Inc., Options Treatment Center Acquisition Corporation, Resolute Acquisition Corporation, Resource Community Based Services, Inc., RTC Resource Acquisition Corporation and Success Acquisition Corporation.

Sections 23-1-37-8 and 23-1-37-13 of the Indiana Business Corporation Law (“IBCL”) provide that a corporation may indemnify a former or current director made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had either reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful.

Unless limited by its articles of incorporation, Section 23-1-37-9 of the IBCL provides that a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation, against reasonable expenses incurred by the director in connection with the proceeding.

The articles of incorporation of the registrants incorporated in Indiana provide that such registrants shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful. The articles of incorporation of Options Treatment Center Acquisition Corporation, Resolute Acquisition Corporation, RTC Resource Acquisition Corporation and Success Acquisition Corporation also require such registrants to advance expenses and provide that no director shall be liable to such registrants for any action taken or not taken by such person in his or her capacity as a director in good faith and in reliance upon certain representations by the chief executive officer or the chief financial officer of the corporation, independent public accountants, legal counsel and other experts whose professions give authority to the opinions expressed by them.

The bylaws of the registrants incorporated in Indiana restate the indemnification provisions of the articles of incorporation set forth in the preceding paragraph. The bylaws of Options Treatment Center Acquisition Corporation, Resolute Acquisition Corporation, RTC Resource Acquisition Corporation and Success Acquisition Corporation also provide that such registrants shall advance litigation expenses.

Registrants incorporated under the laws of the Commonwealth of Massachusetts

The following registrants are corporations incorporated in the Commonwealth of Massachusetts: Behavioral Health Online, Inc., Detroit Behavioral Institute, Inc., North Point - Pioneer, Inc., PHC of Michigan, Inc., PHC of Nevada, Inc., PHC of Utah, Inc., PHC of Virginia, Inc., Renaissance Recovery, Inc. and Wellplace, Inc.

Section 2.02 of the Massachusetts Business Corporation Act (“Massachusetts BCA”) permits a corporation to include in its articles of organization a provision eliminating the liability of a director to the corporation for monetary damages for breach of fiduciary duty as a director unless the director breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized a distribution in violation of Massachusetts law or derived an improper personal benefit.

Section 8.51 of the Massachusetts BCA provides that a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if (1)(i) the individual acted in good faith, (ii) the individual reasonably believed that his or her conduct was in the best interests of the corporation or that his or her conduct was at least not opposed to the best interests of the corporation and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful or (2) the individual engaged in conduct for which he or she shall not be liable under a provision of the articles of organization authorized by clause (4) of subsection (b) of section 2.02 of the Massachusetts BCA.

Section 8.52 of the Massachusetts BCA provides that to the extent that a director is wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a director of the corporation, the corporation must indemnify him or her against reasonable expenses.

Section 8.53 of the Massachusetts BCA provides for the advancement of defense expenses incurred by directors and officers in specified circumstances.

The articles of organization of Behavioral Health Online, Inc., North Point - Pioneer, Inc., PHC of Michigan, Inc., PHC of Nevada, Inc., PHC of Utah, Inc., PHC of Virginia, Inc. and Renaissance Recovery, Inc. provide that such registrants shall indemnify a former or current director or officer made a party to a proceeding against liability by reason of any action taken or not taken in the director or officer’s capacity as such, except with respect to any matter as to which the director or officer shall have been adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the corporation. Further, the articles of organization of Behavioral Health Online, Inc., North Point - Pioneer, Inc., PHC of Michigan, Inc., PHC of Nevada, Inc., PHC of Virginia, Inc. and Renaissance Recovery, Inc. provide that a director of such registrants shall not be liable to the corporation or its shareholders for monetary damages for any action taken, or for any failure to take any action, as a director except liability for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (iii) voting for or assenting to an unlawful distribution in violation of Massachusetts law or (iv) any transaction from which the director received an improper personal benefit.

Registrants incorporated under the laws of the State of Mississippi

The following registrants are corporations incorporated in the State of Mississippi: Millcreek Schools Inc. and Rehabilitation Centers, Inc.

Section 79-4-2.02 of the Mississippi Business Corporation Act (“Mississippi BCA”) provides that a corporation may indemnify a former or current director made a party to a proceeding against liability except liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its shareholders, (iii) a violation of the Mississippi provisions against unlawful distributions and (iv) an intentional violation of criminal law.

Section 79-4-8.51 of the Mississippi BCA provides that a corporation may indemnify a director made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had either reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful.

Section 79-4-8.51 of the Mississippi BCA also permits a corporation to indemnify an individual made a party to a proceeding because the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation pursuant to Section 79-4-2.02 of the Mississippi BCA. A corporation may not indemnify a director under Section 79-4-8.51 of the Mississippi BCA either (i) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct or (ii) in connection with any proceeding with respect to conduct for which he was adjudged liable on the basis that he received a financial benefit to which he was not entitled.

Section 79-4-8.52 of the Mississippi BCA provides that a corporation shall indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

Section 79-4-8.56 of the Mississippi BCA provides that a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because the individual is or was an officer of the corporation to the same extent as a director or, for officers who are not directors, to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors or contract except for (i) liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (ii) liability arising out of conduct that constitutes (a) receipt by the officer of a financial benefit to which the officer is not entitled, (b) an intentional infliction of harm on the corporation or its shareholder or (iii) an intentional violation of criminal law.

The certificates of incorporation of the registrants incorporated in Mississippi do not contain indemnification provisions. Their bylaws, however, provide that such registrants shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Registrant incorporated under the laws of the State of Montana

Kids Behavioral Health of Montana, Inc. is a corporation incorporated under the laws of the State of Montana.

Section 35-1-216 of the Montana Business Corporation Act (“Montana BCA”) provides that a corporation may indemnify a director for any action taken or failure to take action except liability for (i) the amount of a financial benefit received by the director to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its shareholders, (iii) a violation of the Montana provisions against unlawful distributions and (iv) an intentional violation of criminal law.

Section 35-1-452 of the Montana BCA provides that a corporation may indemnify a current or former director made a party to a proceeding against liability if the individual engaged in good faith conduct and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had either reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful. A corporation may not indemnify a director under Section 35-1-452 of the Montana BCA either (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (ii) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Unless limited by the articles of incorporation, Section 35-1-453 of the Montana BCA provides that a corporation shall indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

Section 35-1-454 of the Montana BCA provides that, subject to certain limitations, a corporation may advance expenses to a director of the corporation who is a party to a proceeding because he or she is a director of the corporation.

Section 35-1-457 of the Montana BCA provides that a corporation must indemnify an officer of the corporation who is a party to a proceeding because the individual is or was an officer of the corporation against liability to the same extent as a director.

The certificate of incorporation of Kids Behavioral Health of Montana, Inc. does not contain indemnification provisions. Its bylaws, however, provide that the registrant shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and in a manner a manner the individual reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Registrants incorporated under the laws of the State of New Mexico

The following registrants are corporations incorporated in the State of New Mexico: Memorial Hospital Acquisition Corporation and Youth and Family Centered Services of New Mexico, Inc.

Section 53-12-2 of the New Mexico Business Corporation Act (“NMBCA”) permits a corporation to include in its articles of incorporation a provision providing that a director shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director unless (i) the director has breached or failed to perform the duties of the director’s office in compliance with New Mexico law and (ii) the breach or failure to perform constitutes (a) negligence, willful misconduct or recklessness in the case of a director who has either an ownership interest in the corporation or receives as a director or as an employee of the corporation compensation of more than $2,000 from the corporation in any calendar year, or (b) willful misconduct or recklessness in the case of a director who does not have an ownership interest in the corporation and does not receive as director or as an employee of the corporation compensation of more than $2,000 from the corporation in any calendar year.

Section 53-11-4.1 of the NMBCA permits a corporation to indemnify any person made a party to any proceeding by reason of the fact that the person is or was a director or officer if the individual engaged in good faith conduct and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had either reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses, actually incurred by the person in connection with the proceeding, except that no indemnification shall be made if the individual is adjudged liable on the basis that a personal benefit was improperly received by the director and, if the proceeding was by or in the right of the corporation, indemnification may be made only against such reasonable expenses and shall not be made in respect of any proceeding in which the person shall have been adjudged to be liable to the corporation. In addition, Section 53-11-4.1 provides for the advancement of expenses of directors and officers in specified circumstances.

The articles of incorporation of Memorial Hospital Acquisition Corporation provide that a director of such registrant shall not be liable to the corporation or its shareholders for monetary damages for any action taken, or for any failure to take any action, as a director except liability for (i) any appropriation, in violation of his or her duties, of any business opportunity of the corporation, (ii) acts or omission that involve intentional misconduct or a knowing violation of the law, (iii) voting for or assenting to an unlawful distribution in violation of New Mexico law or (iv) any transaction from which the director received an improper personal benefit.

The bylaws of the registrants incorporated in New Mexico provide that such registrants shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Registrant incorporated under the laws of the Commonwealth of Pennsylvania

Southwood Psychiatric Hospital, Inc. is a corporation incorporated under the laws of the Commonwealth of Pennsylvania.

Sections 1741 and 1742 of the Pennsylvania Business Corporation Law, as amended (“PBCL”), provide that a corporation may indemnify directors and officers against liabilities they may incur as such provided that the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of actions against a director or officer by or in the right of the corporation, the power to indemnify extends only to expenses (including attorneys’ fees) actually and reasonably incurred and such power generally does not exist if the person otherwise entitled to indemnification shall have been adjudged to be liable to the corporation unless it is judicially determined that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnification for specified expenses.

Section 1743 of the PBCL provides that the corporation is required to indemnify directors and officers against expenses they may incur in defending actions against them in such capacities if they are successful on the merits or otherwise in the defense of such actions.

Section 1745 of the PBCL provides that a corporation may pay the expenses of a director or officer incurred in defending an action or proceeding in advance of the final disposition thereof upon receipt of an undertaking from such person to repay the amounts advanced unless it is ultimately determined that such person is not entitled to indemnification from the corporation.

The certificate of incorporation of Southwood Psychiatric Hospital, Inc. does not contain indemnification provisions. Its bylaws, however, provide that such registrant shall indemnify a former or current director or officer made a party to a proceeding against liability if the individual acted in good faith and (i) in the case of conduct in his or her official capacity, the individual acted in a manner he or she reasonably believed to be in the best interests of the corporation, (ii) in all other cases, the individual’s conduct was at least not opposed to the best interests of the corporation and, (iii) with respect to any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

Registrant organized under the laws of the State of South Carolina

Rebound Behavioral Health, LLC is a limited liability company organized under the laws of the State of South Carolina.

Section 33-44-403 of the South Carolina Limited Liability Company Act provides that a limited liability company shall indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

Rebound Behavioral Health, LLC’s charter does not contain indemnification provisions. Its operating agreement, however, provides that its member shall not have any personal liability for any obligations or liabilities of the company and that the company shall indemnify any officer against expenses (including reasonable attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such officer in connection with an action, suit or proceeding in which he or she is involved by reason of the fact that he or she is or was an officer of the company and, subject to certain limitations, shall advance defense expenses of the same.

Item 21. Exhibits and Financial Statement Schedules

Exhibit Number		Description

2.1	*	Agreement and Plan of Merger, dated May 23, 2011, by and among Acadia Healthcare Company, Inc., Acadia Merger Sub, LLC and PHC, Inc. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
2.2		Agreement and Plan of Merger, dated February 17, 2011, by and among Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), Acadia - YFCS Acquisition Company, Inc., Acadia - YFCS Holdings, Inc., Youth and Family Centered Services, Inc., each of the stockholders who are signatories thereto, and TA Associates, Inc., solely in the capacity as Stockholders’ Representative. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
2.3	Asset Purchase Agreement by and among Southern Regional Health System, Inc. and Acadia RiverWoods, LLC, d/b/a RiverWoods Behavioral Health System dated August 29, 2008. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on
Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
2.4		Asset Purchase Agreement, dated as of March 15, 2011, between Universal Health Services, Inc. and PHC, Inc. for the acquisition of MeadowWood Behavioral Health System (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
3.1		Amended and Restated Certificate of Incorporation of Acadia Healthcare Company, Inc. (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).
3.2		Amended and Restated Bylaws of Acadia Healthcare Company, Inc. (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).
3.3	**	Certificate of Formation of Acadia Abilene, LLC, as amended.
3.4	**	Limited Liability Company Agreement of Acadia Abilene, LLC.
3.5	**	Certificate of Formation of Acadia Hospital of Lafayette, LLC, as amended.
3.6	**	Limited Liability Company Agreement of Acadia Hospital of Lafayette, LLC.
3.7	**	Certificate of Formation of Acadia Hospital of Longview, LLC, as amended.
3.8	**	Limited Liability Company Agreement of Acadia Hospital of Longview, LLC.
3.9	**	Certificate of Formation of Acadia Louisiana, LLC, as amended.
3.10	**	Limited Liability Company Agreement of Acadia Louisiana, LLC.
3.11	**	Certificate of Incorporation of Acadia Management Company, Inc.
3.12	**	Bylaws of Acadia Management Company, Inc.
3.13	**	Certificate of Formation of Acadia Merger Sub, LLC.

Exhibit Number		Description

3.14	**	Limited Liability Company Agreement of Acadia Merger Sub, LLC, as amended.
3.15	**	Certificate of Formation of Acadia RiverWoods, LLC, as amended.
3.16	**	Limited Liability Company Agreement of Acadia RiverWoods, LLC.
3.17	**	Certificate of Formation of Acadia Village, LLC, as amended.
3.18	**	Limited Liability Company Agreement of Acadia Village, LLC.
3.19	**	Certificate of Incorporation of Acadia-YFCS Holdings, Inc.
3.20	**	Bylaws of Acadia-YFCS Holdings, Inc., as amended.
3.21	**	Articles of Incorporation of Ascent Acquisition Corporation.
3.22	**	Bylaws of Ascent Acquisition Corporation.
3.23	**	Articles of Incorporation of Ascent Acquisition Corporation-CYPDC.
3.24	**	Bylaws of Ascent Acquisition Corporation-CYPDC.
3.25	**	Articles of Incorporation of Ascent Acquisition Corporation-PSC.
3.26	**	Bylaws of Ascent Acquisition Corporation-PSC.
3.27	**	Articles of Organization of Behavioral Health Online, Inc., as amended.
3.28	**	Amended and Restated Bylaws of Behavioral Health Online, Inc.
3.29	**	Articles of Incorporation of Child & Youth Pediatric Day Clinics, Inc.
3.30	**	Amended and Restated Bylaws of Child & Youth Pediatric Day Clinics, Inc.
3.31	**	Articles of Organization of Childrens Medical Transportation Services, LLC.
3.32	**	Amended and Restated Operating Agreement of Childrens Medical Transportation Services, LLC.
3.33	**	Articles of Organization of Detroit Behavioral Institute, Inc.
3.34	**	Amended and Restated Bylaws of Detroit Behavioral Institute, Inc.
3.35	**	Articles of Incorporation of Habilitation Center, Inc., as amended.
3.36	**	Amended and Restated Bylaws of Habilitation Center, Inc.
3.37	**	Certificate of Incorporation of Kids Behavioral Health of Montana, Inc., as amended.
3.38	**	Bylaws of Kids Behavioral Health of Montana, Inc.
3.39	**	Certificate of Incorporation of Lakeland Hospital Acquisition Corporation.
3.40	**	Amended and Restated Bylaws of Lakeland Hospital Acquisition Corporation.
3.41	**	Certificate of Formation of Lakeview Behavioral Health System LLC, as corrected.
3.42	**	Limited Liability Company Agreement of Lakeview Behavioral Health System LLC.
3.43	**	Articles of Incorporation of Med Properties, Inc.
3.44	**	Amended and Restated Bylaws of Med Properties, Inc.
3.45	**	Articles of Organization of Meducare Transport, L.L.C.
3.46	**	Amended and Restated Operating Agreement of Meducare Transport, L.L.C.
3.47	**	Certificate of Incorporation of Memorial Hospital Acquisition Corporation.
3.48	**	Bylaws of Memorial Hospital Acquisition Corporation.
3.49	**	Articles of Incorporation of Millcreek Management Corporation, as corrected.
3.50	**	Amended and Restated Bylaws of Millcreek Management Corporation.
3.51	**	Articles of Incorporation of Millcreek School of Arkansas, Inc., as amended.
3.52	**	Amended and Restated Bylaws of Millcreek School of Arkansas, Inc.
3.53	**	Certificate of Incorporation of Millcreek Schools Inc., as amended.
3.54	**	Amended and Restated Bylaws of Millcreek Schools Inc.
3.55	**	Articles of Organization of North Point-Pioneer, Inc.
3.56	**	Amended and Restated Bylaws of North Point-Pioneer, Inc.
3.57	**	Articles of Incorporation of Options Community Based Services, Inc.
3.58	**	Bylaws of Options Community Based Services, Inc.
3.59	**	Articles of Incorporation of Options Treatment Center Acquisition Corporation.
3.60	**	Bylaws of Options Treatment Center Acquisition Corporation.
3.61	**	Articles of Organization of Pediatric Specialty Care Properties, LLC.
3.62	**	Amended and Restated Operating Agreement of Pediatric Specialty Care Properties, LLC.

Exhibit Number		Description

3.63	**	Articles of Incorporation of Pediatric Specialty Care, Inc., as amended.
3.64	**	Amended and Restated Bylaws of Pediatric Specialty Care, Inc.
3.65	**	Certificate of Incorporation of PHC MeadowWood, Inc.
3.66	**	Amended and Restated Bylaws of PHC MeadowWood, Inc.
3.67	**	Articles of Organization of PHC of Michigan, Inc.
3.68	**	Amended and Restated Bylaws of PHC of Michigan, Inc.
3.69	**	Articles of Organization of PHC of Nevada, Inc.
3.70	**	Amended and Restated Bylaws of PHC of Nevada, Inc.
3.71	**	Articles of Organization of PHC of Utah, Inc., as amended.
3.72	**	Amended and Restated Bylaws of PHC of Utah, Inc.
3.73	**	Articles of Organization of PHC of Virginia, Inc., as amended.
3.74	**	Amended and Restated Bylaws of PHC of Virginia, Inc.
3.75	**	Certificate of Incorporation of Psychiatric Resource Partners, Inc.
3.76	**	Bylaws of Psychiatric Resource Partners, Inc.
3.77	**	Articles of Incorporation of PsychSolutions Acquisition Corporation.
3.78	**	Bylaws of PsychSolutions Acquisition Corporation.
3.79	**	Articles of Incorporation of PsychSolutions, Inc., as amended.
3.80	**	Amended and Restated Bylaws of PsychSolutions, Inc.
3.81	**	Articles of Organization of Rebound Behavioral Health, LLC.
3.82	**	Operating Agreement of Rebound Behavioral Health, LLC.
3.83	**	Certificate of Incorporation of Rehabilitation Centers, Inc., as amended.
3.84	**	Amended and Restated Bylaws of Rehabilitation Centers, Inc.
3.85	**	Articles of Organization of Renaissance Recovery, Inc.
3.86	**	Amended and Restated Bylaws of Renaissance Recovery, Inc.
3.87	**	Articles of Incorporation of Resolute Acquisition Corporation.
3.88	**	Bylaws of Resolute Acquisition Corporation.
3.89	**	Articles of Incorporation of Resource Community Based Services, Inc.
3.90	**	Bylaws of Resource Community Based Services, Inc.
3.91	**	Articles of Incorporation of RTC Resource Acquisition Corporation.
3.92	**	Bylaws of RTC Resource Acquisition Corporation.
3.93	**	Certificate of Incorporation of Seven Hills Hospital, Inc.
3.94	**	Amended and Restated Bylaws of Seven Hills Hospital, Inc.
3.95	**	Articles of Incorporation of Southwestern Children’s Health Services, Inc., as amended.
3.96	**	Amended and Restated Bylaws of Southwestern Children’s Health Services, Inc.
3.97	**	Articles of Incorporation of Southwood Psychiatric Hospital, Inc.
3.98	**	Amended and Restated Bylaws of Southwood Psychiatric Hospital, Inc.
3.99	**	Articles of Incorporation of Success Acquisition Corporation.
3.100	**	Bylaws of Success Acquisition Corporation.
3.101	**	Certificate of Formation of Suncoast Behavioral, LLC.
3.102	**	Operating Agreement of Suncoast Behavioral, LLC.
3.103	**	Articles of Organization of Wellplace, Inc.
3.104	**	Amended and Restated Bylaws of Wellplace, Inc.
3.105	**	Certificate of Incorporation of YFCS Holdings-Georgia, Inc., as amended.
3.106	**	Amended and Restated Bylaws of YFCS Holdings-Georgia, Inc.
3.107	**	Certificate of Incorporation of YFCS Management, Inc.
3.108	**	Amended and Restated Bylaws of YFCS Management, Inc.
3.109	**	Articles of Incorporation of Youth and Family Centered Services of Florida, Inc., as amended.
3.110	**	Amended and Restated Bylaws of Youth and Family Centered Services of Florida, Inc.

Exhibit Number		Description

3.111	**	Certificate of Incorporation of Youth and Family Centered Services of New Mexico, Inc., as amended.
3.112	**	Amended and Restated Bylaws of Youth and Family Centered Services of New Mexico, Inc.
3.113	**	Amended and Restated Articles of Incorporation of Youth and Family Centered Services, Inc.
3.114	**	Bylaws of Youth and Family Centered Services, Inc.
4.1		Indenture, dated as of November 1, 2011, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and U.S. Bank National Association. (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).
4.2		Form of 12.875% Senior Note due 2018. (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).
4.3		Registration Rights Agreement, dated November 1, 2011, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and Jefferies & Company, Inc. (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).
5.1		Opinion of Kirkland & Ellis LLP regarding the legality of the securities to be issued.
5.2	**	Opinion of Lewis and Roca LLP regarding the legality of the securities to be issued.
5.3	**	Opinion of Dover Dixon Horne PLLC regarding the legality of the securities to be issued.
5.4	**	Opinion of Carlton Fields, P.A. regarding the legality of the securities to be issued.
5.5	**	Opinion of Sanders & Ranck, P.C. regarding the legality of the securities to be issued.
5.6	**	Opinion of Frost Brown Todd LLC regarding the legality of the securities to be issued.
5.7	**	Opinion of Goulston & Storrs - A Professional Corporation regarding the legality of the securities to be issued.
5.8	**	Opinion of Butler, Snow, O’Mara, Stevens & Cannada, PLLC regarding the legality of the securities to be issued.
5.9	**	Opinion of Karell Dyre Haney PLLP regarding the legality of the securities to be issued.
5.10	**	Opinion of Buchanan Ingersoll & Rooney, PC regarding the legality of the securities to be issued.
5.11	**	Opinion of Nelson Mullins Riley & Scarborough LLP regarding the legality of the securities to be issued.
10.1		Credit Agreement, dated April 1, 2011, by and between Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer) and Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC). (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
10.2	First Amendment to the Credit Agreement, dated July 12, 2011, by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), and the lenders listed on the signature pages thereto. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on
Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
10.3	Second Amendment to the Credit Agreement, dated July 12, 2011, by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), and the lenders listed on the signature pages thereto. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on
Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
10.4	**	Third Amendment to the Credit Agreement, dated December 15, 2011, by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), and the lenders listed on the signature pages thereto.

Exhibit Number	Description

10.5	Security and Pledge Agreement, dated April 1, 2011, by and between Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer) and Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC). (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.6	Employment Agreement, dated as of January 31, 2011, between Acadia Management Company, Inc. and Joey A. Jacobs. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.7	Employment Agreement, dated as of January 31, 2011, between Acadia Management Company, Inc. and Jack E. Polson. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.8	Employment Agreement, dated as of January 31, 2011, between Acadia Management Company, Inc. and Brent Turner. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.9	Employment Agreement, dated as of January 31, 2011, between Acadia Management Company, Inc. and Christopher L. Howard. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.10	Employment Agreement, dated as of January 31, 2011, between Acadia Management Company, Inc. and Ronald M Fincher. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.11	Employment Agreement, dated as of March 29, 2011, between Acadia Management Company, Inc. and Norman K. Carter, III. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.12	Employment Agreement, dated as of May 23, 2011, by and between Acadia Healthcare Company, Inc. and Robert Boswell. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.13	Employment Agreement, dated as of May 23, 2011, by and between Acadia Healthcare Company, Inc. and Bruce A. Shear. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.14	Incentive Bonus Letter by and between Norman K. Carter, III and Acadia Management Company, Inc. dated January 4, 2010. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.15	PHC, Inc.’s 1993 Stock Purchase and Option Plan, as amended December 2002 (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.16	PHC, Inc.’s 1995 Non-Employee Director Stock Option Plan, as amended December 2002 (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).

Exhibit Number	Description

†10.17	PHC, Inc.’s 1995 Employee Stock Purchase Plan, as amended December 2002 (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.18	PHC, Inc.’s 2004 Non-Employee Director Stock Option Plan (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.19	PHC, Inc.’s 2005 Employee Stock Purchase Plan. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.20	PHC, Inc.’s 2003 Stock Purchase and Option Plan, as amended December 2007 (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.21	Acadia Healthcare Company, Inc. 2011 Incentive Compensation Plan. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.22	Form of Restricted Stock Unit Agreement. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.23	Form of Incentive Stock Option Agreement. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.24	Form of Non-Qualified Stock Option Agreement. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.25	Form of Restricted Stock Agreement. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
†10.26	Form of Stock Appreciation Rights Agreement. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
10.27	Professional Services Agreement, dated as of April 1, 2011, between Waud Capital Partners, L.L.C. and Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC) (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
10.28	Engagement Agreement, dated January 7, 2011, between True Partners Consulting LLC and Acadia Healthcare Company, Inc. (Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-4, as amended (File No. 333-175523), originally filed with the SEC on July 13, 2011).
10.29	Termination Agreement by and between Waud Capital Partners, L.L.C and Acadia Healthcare Company, Inc. ((Incorporated by reference to Acadia Healthcare Company, Inc.’s registration statement on Form S-1 (File No. 333-178179), originally filed with the SEC on November 23, 2011).
10.30	Form of Indemnification Agreement (for directors and officers affiliated with Waud Capital Partners). (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).
10.31	Form of Indemnification Agreement (for directors and officers not affiliated with Waud Capital Partners). (Incorporated by reference to Acadia Healthcare Company, Inc.’s report on Form 8-K filed with the SEC on November 1, 2011).

Exhibit Number	Description

12.1**	Computation of Ratio of Earnings to Fixed Charges.
21.1**	List of Subsidiaries of Acadia.
23.1	Consent of Kirkland & Ellis LLP (Included in Exhibit 5.1).
23.2**	Consent of Lewis and Roca LLP (Included in Exhibit 5.2).
23.3**	Consent of Dover Dixon Horne PLLC (Included in Exhibit 5.3).
23.4**	Consent of Carlton Fields, P.A. (Included in Exhibit 5.4).
23.5**	Consent of Sanders & Ranck, P.C. (Included in Exhibit 5.5).
23.6**	Consent of Frost Brown Todd LLC (Included in Exhibit 5.6).
23.7**	Consent of Goulston & Storrs - A Professional Corporation (Included in Exhibit 5.7).
23.8**	Consent of Butler, Snow, O’Mara, Stevens & Cannada, PLLC (Included in Exhibit 5.8).
23.9**	Consent of Karell Dyre Haney PLLP (Included in Exhibit 5.9).
23.10**	Consent of Buchanan Ingersoll & Rooney, PC (Included in Exhibit 5.10).
23.11**	Consent of Nelson Mullins Riley & Scarborough LLP (Included in Exhibit 5.11).
23.12**	Consent of Ernst & Young LLP, an independent registered public accounting firm, with respect to the audited financials of Acadia Healthcare Company, LLC
23.13**	Consent of Ernst & Young LLP, an independent registered public accounting firm, with respect to the audited financials of Youth and Family Centered Services, Inc.
23.14**	Consent of Ernst & Young LLP, an independent registered public accounting firm, with respect to the audited financials of HHC Delaware, Inc.
23.15**	Consent of BDO USA, LLP, an independent registered public accounting firm, with respect to the audited financials of PHC, Inc.
24.1**	Powers of Attorney (Included on the Signature Pages to the Registration Statement).
25.1**	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association.
99.1**	Consent of IBIS World Inc.
99.2**	Form of Letter of Transmittal.
99.3**	Form of Letter to DTC participants regarding the Exchange Offer.
99.4**	Form of Letter to beneficial owners of the Outstanding Notes regarding the Exchange Offer.
101.INS**	XBRL Instance Document.
101.SCH**	XBRL Taxonomy Extension Schema Document.
101.CAL**	XBRL Taxonomy Calculation Linkbase Document.
101.LAB**	XBRL Taxonomy Labels Linkbase Document.
101.PRE**	XBRL Taxonomy Presentation Linkbase Document.
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document.

†	Indicates compensatory plan or arrangement.
*	Indicates that the exhibits thereto have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted exhibits to the SEC upon request by the SEC.
**	Previously filed on December 15, 2011.

Item 22. Undertakings

(a)	The undersigned registrants hereby undertake:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) that for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other prospectuses filed in reliance on Rule 430A shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(5) that for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

i.	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

ii.	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

iii.	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

iv.	any other communications that is an offer in the offering made by the undersigned registrant to the purchaser; and

(6) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act of 1933, as amended and will be governed by the final adjudication of such issue.

(b) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Healthcare Company, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA HEALTHCARE COMPANY, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	Chief Executive Officer and Chairman (Principal Executive Officer)

* Jack E. Polson	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

* David Duckworth	Controller (Principal Accounting Officer)

* Charles E. Edwards	Director

* William F. Grieco	Director

* Matthew A. London	Director

* Gary A. Mecklenburg	Director

* Bruce A. Shear	Director

* Reeve B. Waud	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Abilene, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA ABILENE, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

By:	* Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Hospital of Lafayette, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA HOSPITAL OF LAFAYETTE, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

By:	* Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Hospital of Longview, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA HOSPITAL OF LONGVIEW, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

By:	*
Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Louisiana, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA LOUISIANA, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

BY:	* Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Management Company, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA MANAGEMENT COMPANY, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Merger Sub, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA MERGER SUB, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Member

By:	* Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia RiverWoods, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA RIVERWOODS, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

By:	* Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia Village, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA VILLAGE, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

By:	* Name: Joey A. Jacobs Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acadia – YFCS Holdings, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ACADIA - YFCS HOLDINGS, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ascent Acquisition Corporation, an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ASCENT ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ascent Acquisition Corporation - CYPDC, an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ASCENT ACQUISITION CORPORATION - CYPDC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ascent Acquisition Corporation – PSC, an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

ASCENT ACQUISITION CORPORATION - PSC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Behavioral Health Online, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

BEHAVIORAL HEALTH ONLINE, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Child & Youth Pediatric Day Clinics, Inc., an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

CHILD & YOUTH PEDIATRIC DAY CLINICS, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Childrens Medical Transportation Services, LLC, an Arkansas limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

CHILDRENS MEDICAL TRANSPORTATION SERVICES, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ASCENT ACQUISITION CORPORATION	Sole Member

By:	*
Name: Joey A. Jacobs Title: President

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Detroit Behavioral Institute, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

DETROIT BEHAVIORAL INSTITUTE, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Habilitation Center, Inc., an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

HABILITATION CENTER, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Kids Behavioral Health of Montana, Inc., a Montana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

KIDS BEHAVIORAL HEALTH OF MONTANA, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lakeland Hospital Acquisition Corporation, a Georgia corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

LAKELAND HOSPITAL ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lakeview Behavioral Health System LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

LAKEVIEW BEHAVIORAL HEALTH SYSTEM LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

	ACADIA HEALTHCARE COMPANY, INC.	Sole Member

By:	*
Name: Joey A. Jacobs
Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Med Properties, Inc., an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

MED PROPERTIES, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Meducare Transport, L.L.C., an Arkansas limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

MEDUCARE TRANSPORT, L.L.C.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ASCENT ACQUISITION CORPORATION	Sole Member

By:	*
Name: Joey A. Jacobs
Title: President

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Memorial Hospital Acquisition Corporation, a New Mexico corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

MEMORIAL HOSPITAL ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Millcreek Management Corporation, a Georgia corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

MILLCREEK MANAGEMENT CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Millcreek School of Arkansas, Inc., an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

MILLCREEK SCHOOL OF ARKANSAS, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Millcreek Schools Inc., a Mississippi corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

MILLCREEK SCHOOLS INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, North Point—Pioneer, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

NORTH POINT - PIONEER, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Options Community Based Services, Inc., an Indiana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

OPTIONS COMMUNITY BASED SERVICES, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Options Treatment Center Acquisition Corporation, an Indiana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

OPTIONS TREATMENT CENTER ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pediatric Specialty Care Properties, LLC, an Arkansas limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PEDIATRIC SPECIALTY CARE PROPERTIES, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ASCENT ACQUISITION CORPORATION	Sole Member

By:	*
Name: Joey A. Jacobs Title: President

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pediatric Specialty Care, Inc., an Arkansas corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PEDIATRIC SPECIALTY CARE, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PHC MeadowWood, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PHC MEADOWWOOD, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PHC of Michigan, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PHC OF MICHIGAN, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PHC of Nevada, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PHC OF NEVADA, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PHC of Utah, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PHC OF UTAH, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PHC of Virginia, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PHC OF VIRGINIA, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Psychiatric Resource Partners, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PSYCHIATRIC RESOURCE PARTNERS, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PsychSolutions Acquisition Corporation, a Florida corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PSYCHSOLUTIONS ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PsychSolutions, Inc., a Florida corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

PSYCHSOLUTIONS, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Rebound Behavioral Health, LLC, a South Carolina limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

REBOUND BEHAVIORAL HEALTH, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

ACADIA HEALTHCARE COMPANY, INC.	Sole Member

By:	*
Name: Joey A. Jacobs
Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Rehabilitation Centers, Inc., a Mississippi corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

REHABILITATION CENTERS, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Renaissance Recovery, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

RENAISSANCE RECOVERY, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Resolute Acquisition Corporation, an Indiana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

RESOLUTE ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Resource Community Based Services, Inc., an Indiana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

RESOURCE COMMUNITY BASED SERVICES, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, RTC Resource Acquisition Corporation, an Indiana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

RTC RESOURCE ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Seven Hills Hospital, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

SEVEN HILLS HOSPITAL, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Southwestern Children’s Health Services, Inc., an Arizona corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Southwood Psychiatric Hospital, Inc., a Pennsylvania corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

SOUTHWOOD PSYCHIATRIC HOSPITAL, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Success Acquisition Corporation, an Indiana corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

SUCCESS ACQUISITION CORPORATION

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Suncoast Behavioral, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

SUNCOAST BEHAVIORAL, LLC

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

	ACADIA HEALTHCARE COMPANY, INC.	Sole Manager

By:	*
Name: Joey A. Jacobs
Title: Chief Executive Officer

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Wellplace, Inc., a Massachusetts corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

WELLPLACE, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, YFCS Holdings - Georgia, Inc., a Georgia corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

YFCS HOLDINGS - GEORGIA, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

* Joey A. Jacobs	President and Director (Principal Executive Officer)

* Jack E. Polson	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ CHRISTOPHER L. HOWARD Christopher L. Howard	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, YFCS Management, Inc., a Georgia corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

YFCS MANAGEMENT, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Youth and Family Centered Services of Florida, Inc., a Florida corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

YOUTH AND FAMILY CENTERED SERVICES OF FLORIDA, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Youth and Family Centered Services of New Mexico, Inc., a New Mexico corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Youth and Family Centered Services, Inc., a Georgia corporation, has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, Tennessee, on December 22, 2011.

YOUTH AND FAMILY CENTERED SERVICES, INC.

By:	/S/ CHRISTOPHER L. HOWARD
Name: Christopher L. Howard
Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on December 22, 2011.

Signature	Title

*	President and Director (Principal Executive Officer)
Joey A. Jacobs

*	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jack E. Polson

/S/ CHRISTOPHER L. HOWARD	Director
Christopher L. Howard

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to the registration statement pursuant to the Power of Attorney executed by the above-named signatories and previously filed with the Securities and Exchange Commission on December 15, 2011.

/S/ CHRISTOPHER L. HOWARD
Christopher L. Howard Attorney-in-Fact